SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2001

SEMICONDUCTOR LASER INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27908 (Commission File Number)	16-1494566 (IRS Employer Identification No.)

15 Link Drive, Binghamton, New York 13904
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (607) 722-3800

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On October 18, 2001, Semiconductor Laser International Corporation (the “Corporation”) filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code with the Northern District of New York Bankruptcy Court (the “Chapter 11 Bankruptcy Petition”). On October 19, 2001, the Corporation issued the press release annexed as Exhibit 99.1 hereto and incorporated herein by reference. The Chapter 11 Bankruptcy Petition is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

              99.1         Press Release of the Corporation dated October 19, 2001.

              99.2         Chapter 11 Bankruptcy Petition dated October 18, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMICONDUCTOR LASER INTERNATIONAL CORPORATION

/s/ Geoffrey T. Burnham

Name: Geoffrey T. Burnham
Title: Chairman of the Board,
President and Chief Executive Officer

Dated: October 19, 2001

                                                                   Exhibit 99.1

PRESS RELEASE

Semiconductor Laser International Corporation
15 Link Drive
Binghamton, New York 13904

Tel.:(607) 722-3800
Toll Free:1-877-Go4-SLIC
Fax.:(607) 722-3900
E-mail:  sli@slicorp.com
Website:http://www.slicorp.com

For More Information, Contact: Geoffrey T. Burnham, President & CEO

                                                           FOR IMMEDIATE RELEASE

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
            ANNOUNCED TODAY THAT IT HAS FILED A VOLUNTARY PETITION
                                      FOR
                         REORGANIZATION UNDER CHAPTER 11

Binghamton, New York, October 18, 2001 - Semiconductor Laser International
Corporation (SLI) (OTC:SLIC) today has filed a voluntary petition for reorganization under Chapter 11 with the Northern District of New York
Bankruptcy Court. SLI was unable to reach an accommodation with its major bank creditor BSB Bank & Trust Company and as a result of this and other factors was compelled to seek reorganization with the Bankruptcy Court in order to sustain operations.

The United States Bankruptcy Judge granted SLI’s request on an interim basis to continue its normal manufacturing operations and pay vendor’s claims arising after the date of the filing in the ordinary course of business.
This authorization will allow SLI to continue to employ its workforce while it seeks additional licensing revenue and capital funding.

Geoffrey T. Burnham, President and Chief Executive Officer of SLI stated:
“SLI is currently in negotiations with three separate entities that could provide SLI with a combination of asset-based financing, licensing fees and joint venture opportunities. For the immediate future, I do not see any substantial changes to our production, sales and marketing, as we continue to manufacture products for our current and future customers, assuming the interim bankruptcy order remains in effect. We are optimistic that this filing will give us the time necessary to reorganize SLI and to work out a financing to replace BSB Bank and Trust. We do not expect to see any significant changes to our personnel as we continue to manufacture and ship products to our customers.
We hope that all of our customers and suppliers will continue to work with us through this transition period. Of course there can be no assurance that we can identify additional sources of financing or sustain our operations.”

SLI is a company dedicated to the quality manufacturing and production of high power semiconductor diode lasers. SLI’s products have potential uses for automotive, dental, medical, telecommunications, optical data storage, DVD, printing and military applications.

This press release may include statements that constitute
“forward-looking” statements, usually containing the words
“believe”, “project”, “expect”, or similar
expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These statements are based on assumptions that management believes are reasonable based on currently available information; however, management’s assumptions and the future performance of SLI are both subject to a wide range of business risks and there is no assurance that SLI’s objectives will be met. Such risks include: whether the interim bankruptcy order enabling the
Company to continue its operations will remain in effect; the willingness of SLI’s customers and suppliers to continue to work with SLI; the ability to identify alternative sources of financing and additional revenue opportunities; no assurance of favorable scientific studies; uncertainty of market acceptance; competition and rapid technological change; and potential product liability. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. SLI undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Future events and actual results could differ materially from those expressed in, contemplated by or underlying any such forward-looking statements. Further information is available in SLI’s filings with the
Securities and Exchange Commission, copies of which are available from SLI or from the Securities Exchange Commission.

                                    -End-

                                                    Exhibit 99.2

(Official Form 1) (9/97)

Voluntary Petition *(This page must be completed and filed in every case)*	Name of Debtor(s): SEMICONDUCTOR LASER INTERNATIONAL C	FORM B1, Page 2

Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheet)

Location Where Filed: NONE	Case Number:	Date Filed:

Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)

Name of Debtor: NONE	Case Number:	Date Filed:
District:	Relationship:	Judge:

Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X Not Applicable
Signature of Debtor

X Not Applicable
Signature of Joint Debtor

Telephone Number (If not represented by attorney)

Date

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X
Signature of Authorized Individual

GEOFFREY T. BURNHAM
Printed Name of Authorized Individual

PRESIDENT
Title of Authorized Individual

Date 10/17/01

Signature of Attorney

X
Signature of Attorney for Debtor(s)

FRED B. RINGEL, FBR-7713
Printed Name of Attorney for Debtor(s) / Bar No.

Robinson Brog Leinwand Greene et al.
Firm Name

1345 Avenue of the Americas New York, NY 10105
Address

(212)586-4050
Telephone Number

10/17/01
Date

Signature of Non-Attorney Petition Preparer

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

Not Applicable
Printed Name of Bankruptcy Petition Preparer

Social Security Number

Address

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:

If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

X Not Applicable
Signature of Bankruptcy Petition Preparer

Date

A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10Kand 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

☑ Exhibit A is attached and made a part of this petition.

Exhibit B

(To be completed if debtor is an individual whose debts are primarily consumer debts)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.

X
Signature of Attorney for Debtor(s) Date